UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 17, 2004

                         ROCKPORT HEALTHCARE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                   0-23514                33-0601497
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE          (IRS EMPLOYER
          INCORPORATION)                NUMBER)            IDENTIFICATION NO.)

         50 BRIAR HOLLOW LANE, SUITE 515W, HOUSTON, TEXAS          77027
         ------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 621-9424

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NUMBER

     99.1 Press Release dated February 17, 2004, "Rockport Healthcare Group Announces Fiscal Third Quarter and Nine Month Results"

Item 12. REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of Rockport's press release dated February 17, 2004 announcing the results of its fiscal third quarter and nine months ended December 31, 2003, and summary operating results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Rockport Healthcare Group, Inc.

                                      (Registrant)

                                      By:     /s/ Harry M. Neer
                                              -----------------
                                              (Signature)

                                              Harry M. Neer
                                              Chief Executive Officer

February 23, 2004
(Date)